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Exhibit 10.32

SMITH & WESSON



                            WHOLESALE LAW ENFORCEMENT
                              DISTRIBUTOR AGREEMENT


THIS AGREEMENT is effective as of January 1, 2002 and expires December 31, 2002 between SMITH & WESSON CORP., a Delaware corporation (Smith & Wesson) with offices at 2100 Roosevelt Avenue, Springfield, Massachusetts 01104 and
<<Company_LVL1>> located at <<Address-LVL1>> in <<City_LVL1>>, <<State_LVL1>>
(Distributor).

      I. APPOINTMENT. Smith & Wesson hereby appoints Distributor a non-exclusive law enforcement wholesale distributor for Smith & Wesson law enforcement equipment (the Products) in the primary area of responsibility described in Exhibit A (the "Territory") in accordance with this Agreement. Distributor acknowledges that the name and reputation of Smith & Wesson and its products constitute a valuable asset, and Distributor shall conduct its operation ethically and strictly in accordance with the letter and spirit of applicable laws so that the name and reputation of Smith & Wesson and its Products shall not be adversely affected. Smith & Wesson reserves the right to appoint other distributors and to make direct sales to any person or entity. The Distributor is not an agent, employee or franchisee of Smith & Wesson and may not assign or license any of its rights or obligations under this Agreement.

II.    DISTRIBUTOR'S DUTIES. The Distributor shall:

A. Maintain the financial and competitive capabilities necessary to achieve and support effective distribution of the FET exempt Products in the Territory and individual officer sales nationwide.

B.          Pay all Smith & Wesson invoices promptly when due.

C. Provide financial statements (including a balance sheet, profit and loss statement and changes in cash flow) certified by independent certified public accountants, within 60 days after the close of each fiscal year.

D. Purchase and maintain a sufficient inventory of Products to effectively support its customers' product needs, and maintain at its own expense suitable storage and warehouse facilities for this purpose.

E. Not ship the Products to other wholesale distributors who are not Smith & Wesson contract distributors.


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F.          Adhere to the sales policies of Smith & Wesson which may be expressed by Smith & Wesson as it deems necessary from time to time.

G. Assist Smith & Wesson in processing warranty claims and otherwise fulfilling its obligations as provided in such warranties.

H. Advertise for direct sale of the Products to law enforcement and security agencies and their personnel.

I. Provide Smith & Wesson access to periodically examine the BATF "Bound Book" sales record to ensure that the sales policies of Smith & Wesson are being adhered to.

J. Use its best and principal efforts to solicit and make law enforcement sales of the Products including, without limitation, the following: employ sufficient adequately trained and competent personnel, including full-time salesmen; make regular personal calls to customers in all parts of the Territory; maintain Distributor's name on all bid lists at the state and local levels; make substantial efforts to have Smith & Wesson specifications written into every bid; bid Smith & Wesson on all bids, even when a competitive product is specified; provide sales, service, market and call reports, as Smith & Wesson may reasonably request; and, attend law enforcement shows and conventions which are conducted in the Territory.

K. Supply test and evaluation samples of the Products to Distributor's customers as needed. All T&E evaluation units will come direct from Smith & Wesson, drop shipped to the requesting agency.

L. Sell and service all Smith & Wesson products within assigned territory to individual officers and agencies.

M. Sell and service Smith & Wesson products to individual officers nationwide.

N. NOT bid FET exempt handguns outside assigned territory, either directly or through a third account.

O. Be permitted to honor handgun orders for up to 5 tax exempt handguns from Law Enforcement agencies outside of assigned territory.

P. Provide up to 10 salesman samples for each full-time traveling salesman employed by Distributor at the prices identified in paragraph V.


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III. DISTRIBUTOR'S KEY PERSONNEL AND AFFILIATES. Distributor represents that the persons or entities named in Exhibit B include (a) all of the Distributor's key personnel, officers, and directors, and (b) the individuals or entities that control or are controlled by the Distributor. Distributor shall give written notice to Smith & Wesson of any change in Exhibit B within thirty (30) days of such change.

IV. PROHIBITIONS. Distributor shall not, directly or indirectly, (a) sell new Products at "gun shows"; (b) own, manage, be employed by, consult for, or in any other way participate in, the Smith & Wesson sporting goods business at wholesale or retail except pursuant to a separate Smith & Wesson wholesale sporting goods distributor agreement; (c) engage in sales other than to law enforcement and security agencies and their official personnel, except that Distributor may make unsolicited and incidental sales of the Products to consumers; (d) be permitted to export any order in excess of five new Smith & Wesson standard catalog handguns and an additional $1,000.00 in non-handgun product, without the prior approval of either the Vice President of International Sales or the Vice President of Sales & Marketing to the attached list (Exhibit C) of specific countries which currently have appropriate distribution or agents; (e) advertise for direct sale of the Products in general distribution media or to other than law enforcement and security agencies and their personnel.

Violation of Policy will incur the following actions:

First Violation - A warning will be issued that they are operating in violation of our Agreement.

Second Violation - Cancellation of distribution Agreement.

V. TERMS OF SALE. This Agreement, Smith & Wesson's invoice and order acknowledgment shall govern the purchase and sale of all Products. To the extent there is any inconsistency between the documents, this Agreement shall govern. Smith & Wesson reserves the right to change Products, prices, terms of sale and sales policies by giving written notice of any such change to Distributor.

   Smith & Wesson shall bill Distributor at Smith & Wesson's Domestic Distributor Confidential List price(s), except that:

      A. Test and evaluation handguns will be invoiced at Distributor price less 20% with 60 day net terms;

      B. Salesmen sample guns will be invoiced at Distributor price less 20% with 180 day net terms;


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      C. Purchases for resale within the Territory documented as exempt from FET will be billed at the Domestic Distributor Confidential Price List level (Distributor w/o FET) less 5%. All purchases for inventory will be billed at the distributor price, including FET.

VI. INDEMNIFICATION. Distributor shall indemnify, defend, hold harmless, and reimburse Smith & Wesson from any and all claims, causes of action, losses, damages, wrongful death claims, personal injury claims, property damage claims, expenses and costs as they are incurred (including reasonable attorney's fees, expenses and costs of litigation) or liability of any kind arising directly or indirectly (hereinafter "Claims") in tort, contract or otherwise, out of either (a) Distributor's alleged or actual violation or breach of this agreement; (b) the handling, possession or use of the Products by Distributor or any of its employees or agents (excluding, however, liability arising solely out of the manufacture of the Products by Smith & Wesson); and/or (c) any Claims asserted by any third party against Smith & Wesson which were caused (or alleged to be), in whole or part, by the negligence, misconduct, action or omissions of the Distributor.

VII. INSPECTION AND REPAIR OF RESALE PRODUCTS. Smith & Wesson may, from time to time, take used Products in trade-in from law enforcement agencies as a credit toward the purchase of new Products, and Smith & Wesson may sell such used Products to the Distributor for resale by the Distributor to its customers. If mutually agreed upon by Smith & Wesson and Distributor, Smith & Wesson may direct law enforcement agencies to deliver such used Products directly to Distributor. Upon receipt of the used Products, the Distributor is required to follow the inspection and repair procedure described below.

   Upon receipt of any used Products intended for resale, Distributor shall perform an inspection of each used product and, if necessary, make all necessary repairs to ensure that the Products are in good working order, and that all safety devices and other features are functioning properly. Only used Products which are functioning properly and safely may be sold by the Distributor to its customers.

VIII. WARRANTY. Smith & Wesson may provide warranties on Smith & Wesson Products. SUCH WARRANTIES ARE IN LIEU OF ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Distributor shall not make any representations or warranties concerning the Products except those contained in Smith & Wesson prepared materials accompanying the Product. Distributor is not authorized to extend or otherwise modify (or permit any vendee to extend or otherwise modify) Smith & Wesson's warranty with respect to any Product.

IX. CREDIT. Smith & Wesson may, in its sole discretion, extend credit to Distributor, and ship Products to Distributor on open account. If Smith & Wesson is not


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   satisfied with the credit standing of Distributor, Smith & Wesson may immediately discontinue extending credit to Distributor and Distributor will immediately make payment of all outstanding amounts. In the event Distributor fails to pay Smith & Wesson any amount when due, Smith & Wesson shall assess Distributor a late charge equal to the greater of 2% per month or the highest rate permissible under applicable law on the outstanding balance which is due and owing.

X. TRADE NAMES AND TRADEMARKS. Smith & Wesson grants to Distributor a nontransferable, nonexclusive license to use Smith & Wesson trade names and trademarks provided that Distributor shall not use such trade names or trademarks as any part of its title or the name of its business. Distributor shall also not use such trade names or trademarks in any manner in connection with an effort to sell the goods of others, whether or not such goods are competitive with the Products. Upon termination of this Agreement, Distributor shall immediately discontinue any use of Smith & Wesson's trademarks, trade names, and any other identification with Smith & Wesson.

XI. LIMITATION OF LIABILITY. Smith & Wesson's liability for any losses or damages to Distributor resulting from the condition of the Products or from any other cause shall be limited to the purchase price, or at Smith & Wesson's option, to the repair or replacement of the Products. Under no circumstances shall Smith & Wesson be liable to Distributor for incidental, consequential or special damages. No claim of any kind may be brought by Distributor more than two years after the claim has arisen. In addition, Distributor may not make any claim for shortage or damage in any delivery to Distributor more than three business days after Distributor's receipt of the delivery; and, all other claims, including claims for allegedly defective goods, must be made within fifteen days after Distributor learns of the facts on which such claim is based, but in no event later than one year after Distributor's receipt of the goods.

XII. TERM. This Agreement shall remain in effect until December 31, 2002, when it will automatically terminate provided, however, that either party may terminate this Agreement without cause by giving thirty (30) days written notice to the other party and, provided further, that Smith & Wesson may terminate this Agreement immediately by giving written notice of termination if any of the following happen:

      A.    a breach of this Agreement by Distributor;

      B. a change in the business, operation, control, financial condition or business affairs of Distributor including, without limitation, a change in the parties listed in Exhibit B, the filing of any lien against Distributor or attachments of any assets, the entry of a judgment against Distributor in an amount in excess of $25,000, or the filing of any petition in bankruptcy by or against Distributor; or


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      C.    Distributor has failed to provide any financial statements as required by Section II (c).

   Distributor shall not, upon the expiration or termination of this Agreement, return inventory to Smith & Wesson or seek reimbursement, or any other damages relating to prospective profits on sales or anticipated sales.

XIII. MISCELLANEOUS. This Agreement constitutes the entire agreement between the parties and supersedes any prior negotiations, representations or agreements. The delay or failure of either party to assert or exercise any of its rights shall not operate as a waiver of such right.

Except for the right of either party to apply to a court of competent jurisdiction for any equitable relief to preserve the status quo or prevent irreparable harm, any controversy or claim relating to this agreement shall be settled by arbitration in the City of Springfield, Massachusetts, in accordance with the rules then obtaining of the American Arbitration Association. Distributor shall be liable for all collection costs and expenses, including collection agency and reasonable attorney's fees, incurred by Smith & Wesson to collect amounts owed to Smith & Wesson by Distributor.

               DISTRIBUTOR                        SMITH & WESSON

            <<Company_LVL1>>
   By: __________________________           By: _____________________________
               Signature                                  Signature

       __________________________               _____________________________
          Print Name and Title                      Print Name and Title


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                                    EXHIBIT A
            SMITH & WESSON LAW ENFORCEMENT DISTRIBUTORSHIP AGREEMENT

NAME OF DISTRIBUTOR: <<Company_LVL1>>,<<City_LVL1>>,<<State_LVL1>>

GEOGRAPHIC AREA OF RESPONSIBILITY FOR ALL SMITH & WESSON LAW ENFORCEMENT
PRODUCTS:

STATES:

<<Territory_LVL3>>

COMMENTS:



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                                    EXHIBIT B
            SMITH & WESSON LAW ENFORCEMENT DISTRIBUTORSHIP AGREEMENT

                      NAME OF DISTRIBUTOR: ,Company-LVL1,,

Pursuant to Paragraph 3 of the Law Enforcement Distributorship Agreement, Distributor identifies the following Affiliates:

Key personnel, officers and directors of Distributor are:

            Individual                                  Job Function

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________


        INDIVIDUAL OR ENTITY             NATURE OF RELATIONSHIP WITH DISTRIBUTOR

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________



                                            DISTRIBUTOR


                                            ____________________________________
                                            INSERT FIRM'S NAME

                                            BY:_________________________________




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                                                     PRINT NAME AND TITLE DATED:

    DATED:_________________


                                    EXHIBIT C
            SMITH & WESSON LAW ENFORCEMENT DISTRIBUTORSHIP AGREEMENT

                          RESTRICTED COUNTRIES
                          ---------------------
                          ARGENTINA
                          AUSTRALIA
                          AUSTRIA
                          BELGIUM
                          BOLIVIA
                          BULGARIA
                          CANADA
                          CZECH REPUBLIC
                          CHILE
                          DENMARK
                          DOMINICAN REPUBLIC
                          ECUADOR
                          EL SALVADOR
                          ESTONIA
                          FRANCE
                          FINLAND
                          GERMANY
                          GREECE
                          GUATEMALA
                          HONDURAS
                          HUNGARY
                          ICELAND
                          INDONESIA
                          ISRAEL
                          ITALY
                          JAPAN
                          KENYA
                          KOREA
                          LATVIA
                          LEBANON
                          LUXEMBURG
                          MALAYSIA
                          MEXICO
                          MACEDONIA


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                          NEPAL
                          THE NETHERLANDS
                          NEW ZEALAND
                          NORWAY
                          PANAMA
                          PARAGUAY
                          PERU
                          PHILIPPINES
                          POLAND
                          PORTUGAL
                          REPUBLIC OF SOUTH AFRICA
                          SINGAPORE
                          SLOVAKIA
                          SPAIN
                          SURINAM
                          SWEDEN
                          SWITZERLAND
                          THAILAND
                          TOBAGO
                          TRINIDAD
                          TURKEY
                          UNITED KINGDOM
                          URUGUAY
                          VENEZUELA



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